COMMERCIAL LEASE NO. 03-821

                          ARIZONA STATE LAND DEPARTMENT

         THIS COMMERCIAL LEASE is entered into by and between the State of Arizona as "Lessor" by and through the Arizona State Land Department and BOWLINS INC., New Mexico corporation as "Lessee".. In consideration of the payment of rent and the performance by the parties of each of the provisions set forth herein, and intending to be legally bound, the parties agree as follows:

                                     PARCEL

     AGREEMENT. Lessor hereby leases to Lessee for the term, at the rent, and in accordance with the provisions set forth herein, the Parcel described in Appendix "A" attached hereto (the "Parcel") for the uses and purposes specified below, subject to the provisions of Article 4 (Use of Premises).

     USE. The Parcel shall be used solely and exclusively for a convenience store, gift shop, gas station with above ground fuel store tanks, Recreational Vehicle Park (RV Park) and employee housing (consisting of one (1) mobile modular unit).


     PARCEL LEASED "AS IS".. Lessee makes use of the Parcel "as is" and Lessor makes no express or implied warranties as to the physical condition of the Parcel.


     DEFINITION. "Premises" means the Parcel together with all rights appurtenant thereto expressly granted by this Lease, including Improvements, Removable Improvements, and personal property located on, below or above the Parcel.


     DEFINITION. "Rent" means Annual Rent, base rent, percentage rent or any combination thereof, including any and all payments required of Lessee to Lessor.

                                      TERM

     COMMENCEMENT; EXPIRATION. The term of this Lease commences on September 21, 1996, and ends on September 20, 2006, unless terminated earlier as provided in this Lease.

                                      RENT

     ANNUAL RENT. Lessee shall pay rent to Lessor, without notice or demand, on or before the commencement date of this Lease, and each year thereafter, annually in advance, on or before the anniversary of the commencement date, for the use and occupancy of the Parcel during the term of this Lease, without offset or deduction except as provided hereafter. Lessee agrees to pay rent for this Lease due and payable as follows:

     Base Rent for the First Lease Year shall be $10,000. Base Rent for the Second Lease Year shall be $12,000. Base Rent for the Third Lease Year shall be $14,000. Base Rent for Lease Years four through Ten shall equal the Base Rent for Lease Year Three as adjusted pursuant to paragraph 3.4 and paragraph 3.5.

     PERCENTAGE RENT. Lessee shall pay as Annual Rental 2.5% of Gross Receipts, except fuel sales and R.V. Park Gross Receipts commencing on Lease Year three. Lessee shall pay one quarter of one cent (.0025) per gallon of all fuel sales, Lessee shall pay 10% of all R.V. Park Gross Receipts for Lease Years three through ten.

     BASE RENT VERSUS PERCENTAGE RENT.. Lessee shall pay the Base Rent defined in paragraph 3.1 or the Percentage Rent defined in paragraph 3.2, whichever is greater.

     ADJUSTED BASE RENT. Base Rent for Lease Years four through ten shall be adjusted each year by the Consumer Price Index, but in no event shall the Base Rent ever be less than the Rent for the previous Lease Year.

     ADDITIONAL  RENT  APPLICABLE TO UNFORESEEN  DEVELOPMENT.  Lessee intends to
expend   $100,000  (in  addition  to  existing   improvements)   for  additional
Improvements (as defined in Article (6) on the Parcel. Lessor is concerned that if Lessee intensifies Lessee's use of the Parcel beyond the present expectations of the Lessor and Lessee, the rent described in Article 3 hereof will not reflect such unforeseen expansion or intensification of Lessee's use of the Parcel. Therefore, Lessee agrees that Lessee shall pay to Lessor annually as additional rent an amount equal to ten percent (10%) of the sum of the amount in excess of said $100,000 which Lessee so invests. Such additional rent shall be payable in the year in which completed, within 30 days of completion on a pro rata basis, and shall be added to base rent each year thereafter. The date of completion of the additional Improvements shall be the date on which the Lessee is issued a Certificate of Occupancy from the appropriate Governmental Agency,
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or upon final inspection from the appropriate  Governmental Entity. Lessee shall notify Lessor of the actual cost of such excess structures within 30 days of their completion and provide to Lessor such evidence as Lessor may reasonably require to verify such costs. Subject to Article 6 herein.

     CPI. "CPI" shall mean the Revised Consumer Price Index, U.S. City Average for all Urban Consumers--All Items (1982-1984 equals 100) for the pertinent month, issued by the Bureau of Labor Statistics of the U.S. Department of Labor. If the CPI shall hereafter be converted to a different standard reference base or otherwise revised, adjustments of rent based upon the CPI shall be made with the use of such conversion factor, formula or table for converting the CPI as may be published by the Bureau of Labor Statistics, or if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by any nationally recognized publisher of similar statistical information. If the CPI shall cease to be published, there shall be substituted therefore such index as Lessor selects as a reasonable substitute.

     ANNUAL PERMITTED CPI ADJUSTMENT.. The Annual Permitted CPI Adjustment shall be the actual percentage increase in the CPI for the preceding twelve (12) month period.

     GROSS RECEIPTS. "Gross Receipts" shall mean the selling and leasing price of all goods, wares and merchandise and receipts of all transactions and the charges for all services performed at, within or from any part of the demised Parcel, including all departments and concessions therein and subtenancies, where permitted, pursuant to the provisions of this Lease, no matter by whom operated, for cash or on credit, whether payment is actually made or not, the risk of such payment being assumed by Lessee. Concessionaires, demonstrators or vending machines, including those owned by others, operating upon the demised Parcel shall be included within Gross Receipts.

     ANNUAL STATEMENT & Percentage Rent Payment. On or before each anniversary of the commencement date of this Lease, simultaneously with the payment of the base rent, Lessee shall deliver to Lessor a statement signed by Lessor or certified by a Certified Public Accountant, setting forth Gross Receipts during the preceding twelve (12) months, hereinafter known as the "Reporting Period," ending September 20. The annual statement shall be accompanied by payment of percentage rent, if any, due for the Reporting Period. Within sixty (60) days of the date of expiration, cancellation, or termination of this Lease, Lessee shall submit a final annual statement accompanied by any percentage rent due through the date of expiration, cancellation or termination. Percentage rent shall accrue from September 21,1998 to September 20, 2006. If any Reporting Period is less than twelve (12) months, the percentage rent shall be calculated on a prorated basis.

     PENALTY; INTEREST; LIEN. Lessee shall pay a penalty of five percent (5%) plus interest on any amount of delinquent rent. Interest shall accrue daily on the delinquent amount and on the penalty at the rate set by the Arizona State Treasurer under A.R.S. 37-241(D) (3) until paid. The delinquent rent, penalty and interest shall be a lien on the Improvements and other property on the Parcel.

                                 USE OF PREMISES

     USE. The Premises shall be used solely and exclusively for the purpose described in Article 1.2 (Use) The mobile modular unit shall be used as employee housing only. In the event the business ceases to operate, the unit shall be vacated concurrently with cessation of the business. All other uses are prohibited.

     ARTIFACTS.

     (a) Pursuant to A.R.S. 41-841 and 41-842, Lessee, Lessee's employees, and Lessee's guests shall not excavate or collect any prehistoric or historic archaeological specimens on the Parcel without a permit from the Director of the Arizona State Museum and written approval of Lessor pursuant to the terms of this Lease. Lessee shall immediately report any unpermitted excavation or collection of archaeological specimens on the Parcel to the Arizona State Museum and Lessor.

     (b) Pursuant to A.R.S. 41-844, Lessee shall report to the Director of the Arizona State Museum and Lessor any prehistoric or historic archaeological site, or paleontological site, that is discovered on the Parcel by Lessee, Lessee's employees, or Lessee's guests, and shall, in consultation with the Director of the Arizona State Museum and Lessor, immediately take all reasonable steps to secure the preservation of the discovery.

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     WASTE;  Lessee  shall not conduct or permit to be  conducted  any public or private nuisance on the Premises, nor commit or permit to be committed any waste
thereon.   Lessee  shall  report  to  Lessor  and  appropriate  law  enforcement authorities any known or suspected trespass or waste committed on the Premises.

     NATIVE PLANTS. Lessee shall not move, use, destroy, cut or remove or permit to be moved, used, destroyed, cut or removed any timber, cactus, protected native plants, standing trees or products of the land except that which is necessary for the use of the Parcel, and then only with the prior written approval of Lessor. If the removal or destruction of plants protected under the Arizona Native Plant Law is necessary to the use of the Parcel, Lessee shall also obtain the prior written approval of the Arizona Department of Agriculture.

     CONFORMITY TO LAW. Lessee shall not use or permit the Premises to be used in any manner that is not in conformity with all applicable Federal, State, County and municipal laws, rules and regulations, unless Lessor determines and advises Lessee in writing otherwise.

     GOVERNMENTAL  APPROVAL.  Except as provided in Article 4.5  (Conformity  to
Law), failure to obtain, or loss of any governmental approval that is prerequisite to the use for which this lease is issued or that is necessary to construct, maintain or operate any facilities on the site in connection with that use, shall constitute a breach of this lease, subject to the provisions of
Article 17 (Lessee Defaults and Lessor's Remedies).

     RESERVATIONS. Lessor excepts and reserves from the Parcel all oil, gases, geothermal resources, coal, ores, limestone, minerals, fossils, and fertilizers of every name and description that may be found in or upon the Parcel, and Lessor reserves the right to enter upon the Parcel for the purpose of prospecting therefor, or extracting any or all of the commodities therefrom. Lessor reserves the right to issue to other persons, rights to use the Parcel in a manner not inconsistent with the purposes for which this Lease was issued. Lessor further excepts and reserves the right to relinquish to the United States lands needed for irrigation works in connection with a government reclamation project, and to grant or dispose of rights-of-way and sites for canals, reservoirs, dams, power or irrigation plants or works, railroads, tramways, transmission lines or any other purpose or use on or over the Parcel.

     NO WATER RIGHTS CONFERRED.. This Lease does not confer upon Lessee, its assignees or sublessees, any express or implied rights to the use or removal of surface or ground water from the Parcel. Any use or removal of water from the Parcel shall be pursuant to an independent written agreement with Lessor and no claim thereto shall be made by Lessee. Any water right established shall attach and be appurtenant to the Parcel.

     GROUNDWATER CONDITIONS. Drilling of well(s) is PROHIBITED without prior written permission from Lessor per Article 6.2 (Prior Approval Required). In the event permission is granted, Lessee must file an intent to drill with the Arizona Department of Water Resources (ADWR).

                  (a) Lessee shall meter the well(s) on the Premises, record water use on a monthly basis, and report annually to Lessor the amount of water pumped on the form provided by Lessor and within the time period specified therein.

                  (b) Lessee shall pay an assessment to Lessor, assessed each year for the amount of groundwater used in conjunction with this Lease. Presently, the rate is $100.00 for the first acre-foot and $85.00 for each additional acre-foot. This rate is subject to annual reappraisal.

                  (c) ADWR requires an annual report of groundwater pumped from nonexempt wells) within both Active Management Areas and Irrigation Non-Expansion Areas. If applicable, the Annual Water Withdrawal and Use Report as well as the associated fees shall be submitted to the ADWR within the time period specified therein.

                  (d) If Lessee desires to move groundwater from well(s) located on the Premises off State Trust land, or to use groundwater for purpose(s) different from those stated in this Lease, Lessee shall file an application with Lessor for a public auction water sale. Movement of groundwater from the Premises prior to a public auction is prohibited.

                  (e) Lessor, by issuing this Lease, makes no guarantee with respect to groundwater availability or groundwater quality.

                  (f) Lessor's personnel will have access to well(s) on the Premises during reasonable hours.

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     QUIET ENJOYMENT. Lessee shall peaceably and quietly enjoy the Parcel during the term of this Lease so long as Lessee is in compliance with all the provisions of this Lease.

     INSPECTION.   Lessor,   its   duly   authorized   agents,   employees   and
representatives shall have the right to enter upon and inspect the Parcel and all Improvements thereon at reasonable time, and in a reasonable manner.

     SURRENDER. In the event this Lease is not renewed, Lessee shall surrender peaceably the possession of the Parcel upon expiration of the term of this Lease.

                                     RECORDS

     RECORD KEEPING; INSPECTION.. Lessee shall make and keep for the term of the Lease and either (i) five (5) years thereafter; or (ii) until the conclusion of any dispute concerning this Lease, whichever is later, appropriate books and records concerning the operation of this Lease, including but not limited to Federal and State tax statements, receipts and other records. Lessor, its duly authorized agents, employees and representatives shall have the right at all times during the term of this Lease and for either (i) five (5) years thereafter; or (ii) until the conclusion of any dispute, whichever is later, to make reasonable examination of those books, records or other material in order to obtain information which Lessor deems necessary to administer this Lease. Further, Lessor, its duly authorized agents, employees and representatives shall have the right at all times during the term of any sublease or any extension thereof, and for either (i) five (5) years thereafter, or (ii) until the conclusion of any dispute, whichever is later, to make reasonable examination of any sublessee's books, records or other material which Lessor deems necessary in order to obtain information to administer Article 3 (Rent) of this Lease.

                          CONSTRUCTION AND IMPROVEMENTS

     DEFINITIONS. "Improvements" means anything permanent in character which is the result of labor or capita( expended by Lessee or his predecessors in interest on State land in its reclamation or development, and which has enhanced the value of the Parcel. "Removable Improvements" means anything not permanent in character which is the result of labor or capital expended by Lessee or his predecessors in interest on State land.

     PRIOR APPROVAL REQUIRED. Lessee shall not place or construct or permit to be placed or constructed any Improvement or Removable Improvement on or to the Parcel, other than Improvements necessary for the operation and maintenance of the purpose for which this lease is issued subject to Lessor's prior approval Lessor makes no promise or assurance to approve Improvements exceeding the amount in Paragraph 3.5.. All other improvements are prohibited. Prior to applying for a building permit from the local government authority or prior to beginning of the construction if no permit is required, Lessee shall submit a current APPLICATION TO PLACE IMPROVEMENT ("APPLICATION"). No construction shall begin until Lessor approves in writing the APPLICATION. The APPLICATION shall include plans and specification (including but not limited to grading, construction and landscape plans) showing the nature, location, approximate cost, and quality of the proposed Improvements. Drainage, waste water, and sewage plans must be submitted with the Application. Plans submitted must be stamped by an Arizona registered engineer or architect. The work shall be completed by an Arizona registered contractor. The location of completed Improvements, as-built construction plans stamped by an Arizona registered engineer or architect, and any other information required by Lessor, shall be submitted to Lessor within thirty (30) days following the completion of construction on Lessor's form known as a REPORT OF IMPROVEMENT PLACED WITH PRIOR APPROVAL Any Improvements placed on the Parcel shall conform to existing laws and ordinances applicable to the proposed construction in the jurisdiction where the Premises are located, unless Lessor determines and advises Lessee in writing that such conformity is not in the best interest of the Trust.

     UTILITIES; NEW CONSTRUCTION.. Gas, electric, power, telephone, water, sewer, cable television and other utility or service lines of every nature shall be placed and kept underground unless Lessor grants prior written approval otherwise. All buildings and structures shall be of new construction and no buildings or structures shall be moved from any other location onto the Parcel without Lessor's prior written approval.

     ANNUAL STATEMENT. Upon request, but not more frequently than once a year, Lessee shall file with Lessor a sworn statement setting forth the description of any Improvement(s) placed on the Parcel during the prior lease year and the actual cash value of such Improvement(s).

     OWNERSHIP; REMOVAL. All Improvements placed upon the Parcel by Lessee shall be the property of Lessee subject to the terms of this Lease and shall, unless they become the property of Lessor, be subject to assessment for taxes in the name of Lessee, the same as other property of Lessee. Not later than ninety (90) days following the expiration or termination of this Lease, Lessee shall remove those Improvements which belong to it, are free of any liens and can be removed without causing injury to the Premises. At its option, Lessor may waive any of

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the above  listed  prerequisites  to  Lessee's  removal of  Improvements  on the
Premises. Lessee may, with Lessor's prior written approval and within the time allowed for removal, sell its Improvements to the succeeding Lessee.

     FORFEITURE. Improvements made on or to the Premises without Lessor's prior written approval shall constitute a breach of this Lease and the Improvements shall forfeit to Lessor. This shall be in addition to any other remedies Lessor may have against Lessee pursuant to this Lease, or in law or in equity.

     IMPROVEMENTS DEDICATED TO PUBLIC USE.. Lessee shall have no right to reimbursement for Improvements that are (or required to be) dedicated or otherwise committed or transferred to public use, regardless of acceptance by the public jurisdiction.

                             REPAIRS AND MAINTENANCE

     LESSEE'S OBLIGATIONS. Lessor shall be under no obligation to maintain, repair, rebuild or replace any Improvement on the Parcel. Lessee shall, subject to the provisions of Article 12 (Damage) and Article 15 (Eminent Domain) and at its own expense, keep and maintain the Premises in good order, condition and repair in conformity with all governmental requirements and if applicable, those of the insurance underwriting board or insurance inspection bureau having jurisdiction over the Premises, unless Lessor determines and advises Lessee in writing that such conformity is not in the best interest of the Trust.

                                MECHANICS' LIENS

     PAYMENT; INDEMNITY. Lessee shall be responsible for payment of all costs and charges for any work done by or for it on the Premises or in connection with Lessee's occupancy thereof, and Lessee shall keep the Premises free and clear of all mechanics' liens and other liens and encumbrances resulting from work done for Lessee or persons claiming under it; provided, however, that Lessee may in good faith, and with reasonable diligence, contest or dispute any such lien claims in any appropriate forum so long as this Lease or the Leased Parcel are not actually in danger of levy or sale. Lessee expressly agrees to and shall indemnify and save Lessor harmless against liability, loss, damages, costs, attorney's fees and all other expenses on account of claims of lien or other encumbrances of laborers or materialmen or others for work performed or materials or supplies furnished to Lessee or persons claiming under it. Further, any contracts between Lessee or sublessees and any contractors and subcontractors shall expressly hold Lessor harmless against any liability arising from such contracts, as described above.

     NOTICE. Should any such claims of lien or other encumbrances be filed against the Parcel or any action affecting the title to the Parcel be commenced, the party receiving notice of such lien or action shall immediately give the other party written notice thereof.

                                    UTILITIES

     LESSEE'S OBLIGATIONS. Lessee shall be responsible for and shall hold Lessor harmless from any liability for all charges for water, gas, sewage, electricity, telephone and any other utility service.

                              TAXES AND ASSESSMENTS

     LESSEE'S OBLIGATIONS. In addition to the rent set herein, Lessee shall timely pay and discharge, without deduction or abatement for any cause, all duties, taxes, charges, assessments, impositions and payments, extraordinary as well as ordinary, unforeseen as well as foreseen, of every kind and nature (under or by virtue of any current or subsequently enacted law, ordinance, regulation or order of any public or governmental authority), which during the term are due, imposed upon, charged against, measured by or become a lien on (i) the Premises; (ii) any Leasehold interest; (iii) the interest of any of the parties to this Lease or in proceeds received pursuant to this Lease; and (iv) the rent paid pursuant to this Lease.

                             INSURANCE AND INDEMNITY

     INDEMNITY. Irrespective of any insurance carried by Lessor for the benefit of Lessor, Lessee hereby expressly agrees to indemnify and hold Lessor harmless, or cause Lessor to be indemnified and held harmless, from and against all liabilities, obligations, damages, penalties, claims, causes of action, costs, charges and expenses, including attorney's fees and costs, which may be imposed upon or incurred by or asserted against Lessor by reason of the following: (i) any accident, injury or damage to any person or property occurring on or about the Premises or any portion thereof; (ii) any use, nonuse or condition of the Premises or any portion thereof; or (iii) any failure on the part of Lessee to perform or comply with any of the provisions of this Lease; except that none of the foregoing shall apply to Lessor's intentional conduct or active negligence. In case any action or proceeding is brought against Lessor by reason of any such occurrence, Lessee, upon Lessor's request and at Lessee's expense, will resist and defend such action or proceeding, or cause the same to be resisted and

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defended  either by counsel  designated  by Lessee or, where such  occurrence is covered by liability insurance, by counsel designated by the insurer.

     POLICIES. Lessee at its expense, shall at all times during the term, and any extension thereof, maintain in full force a policy or policies of comprehensive liability insurance, including property damage, written by one or more responsible insurance companies licensed to do business in the State of Arizona, and each policy shall be written on an occurrence basis, which insure Lessee and Lessor against liability for injury to persons and property and death of any person or persons occurring in, on or about the Premises, or arising out of Lessee's maintenance, use and occupancy thereof. All public liability and personal property damage policies shall contain a provision that Lessor, named as an additional insured, shall be entitled to recovery under the policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence or wrongdoing of Lessee, its servants, agents and employees or sublessees. Further, the policies shall provide that their coverage is primary over any other insurance coverage available to Lessor, its servants, agents and employees. All policies of insurance delivered to Lessor must contain a provision that the company writing the policy shall give to Lessor thirty (30) days notice in writing in advance of any cancellation or lapse, or the effective date of any reduction in the amounts of insurance.

     COVERAGE. The insurance as described in Paragraph 11.2 (Policies) herein shall afford protection not less than $2,000,000 in combined single limits for bodily injury and property damage and each liability policy shall be written on an occurrence basis; provided, however, that the minimum amount of coverage for the above shall be adjusted upward on Lessor's reasonable request so that such respective minimum amounts of coverage shall not be less than the amounts then required by statute or generally carried on similarly improved real estate in the County herein described, whichever is greater. If at any time Lessee fails, neglects or refuses to cause such insurance to be provided and maintained, then Lessor may, at its election, procure or renew such insurance and any amounts paid therefor by Lessor shall be an additional amount due at the next rent day.

     BLANKET POLICY. Notwithstanding anything to the contrary in this Article, Lessee's obligations to carry the insurance provided for herein may be bought within the coverage of a so-called blanket policy or policies of insurance maintained by Lessee, provided, however, that the coverage afforded Lessor will not be reduced by reason of the use of such blanket policy of insurance.

     COPIES. Copies of policies required by this Article shall be delivered to Lessor prior to Lessee's occupancy of the Premises. Lessee shall provide Lessor with a current certificate of insurance and at Lessor's request provide proof of payment.

                                     DAMAGE

     LESSEE'S OBLIGATIONS. If the Parcel or any building or other Improvement located thereon are damaged or destroyed during the term of this Lease, Lessee may arrange at its expense for the repair, restoration and reconstruction of the same substantially to its former condition, but such damage or destruction shall not terminate this Lease or relieve Lessee from its duties and liabilities hereunder.

                      TRADE FIXTURES AND PERSONAL PROPERTY

     LESSEE'S PROPERTY. Any trade fixtures, signs, store equipment, and other personal property installed in or on the Parcel by Lessee or any sublessee shall remain its property subject to the provisions of this Lease. Lessee shall have the right, provided it is not then in breach hereunder, at any time to remove any and all of the same, subject to the restrictions of Article 6.5 (Ownership; Removal).

                     ASSIGNMENT, SUBLETTING AND ENCUMBRANCE

     PRIOR APPROVAL REQUIRED. Lessee shall not assign this Lease or any interest therein, nor shall Lessee sublease any portion or all of the Premises without obtaining Lessor's prior written approval. In no event may this Lease or any interest therein be assigned or sublet unless Lessee is in full compliance with this Lease. Lessor may require additional rent in consideration for approval of any sublease. Lessee shall not enter into a contract of sale, mortgage, lien or other encumbrance affecting this Lease unless a copy is filed with Lessor.

     CONSENT REQUIRED. An assignment of this Lease shall not be made without the consent of all the parties. Lessee may assign all or a portion of the Premises as allowed by the terms of this Article provided Lessee shall assign Lessee's entire interest in that portion of the Premises.

     PURPOSE. There shall be no assignment or sublease made except to an assignee or sublessee that will use the Premises for the purpose(s) described herein.

     LESSEE PRIMARILY RESPONSIBLE.. Notwithstanding any sublease, Lessee shall remain responsible to Lessor for the performance of the provisions of this Lease.

     PERCENTAGE RENT DUE. Assignment shall not be approved unless all accrued percentage rent has been paid as of the date of the application for assignment.


     ENTIRE INTEREST. The assignment of Lessee's entire interest in a portion of the Premises shall not relieve Lessee of its responsibility to Lessor for the performance of the provisions of this Lease as it relates to that portion of the Premises not transferred by the assignment.

                                 EMINENT DOMAIN

     EXPIRATION. If at any time during the duration of this Lease the whole or any part of the Parcel is taken by direct sale, lease, institutional taking under A.R.S. 37-441 or acquisition in any manner through condemnation proceedings or otherwise, for any quasi-public or public purpose by any person, private or public corporation, or any governmental agency having authority to exercise the power of eminent domain or condemnation pursuant to any law, general, special or otherwise, this Lease shall expire on the date when the Parcel is taken or acquired except as otherwise provided.

     PARTIAL TAKING; DAMAGES; RENT.. In the event of a partial taking and if Lessor determines that it is in the best interest of the Trust, the Lease may continue an full force and effect for that portion of the Parcel not taken. As against Lessor, Lessee and any sublessee shall not have a compensable right or interest in the real property being taken and shall have no compensable right or interest in severance damages which may accrue to the remainder of the Parcel not taken, nor shall Lessee or any sublessee have any compensable right or interest in the remaining term of this Leasehold or any renewal. Rent shall be apportioned as of the day of such taking. Lessor shall be entitled to and shall receive any awards, including severance damage to remaining state lands, that may be made for any taking concerning the Parcel. Lessee's Rights to Award.. In the event of any taking, Lessee shall have the right to receive any and all awards or payments made for any building or other Improvements on the lands fully placed on the Parcel by Lessee with Lessor's prior written approval.

                            BANKRUPTCY AND INSOLVENCY

     LESSOR'S RIGHTS. If (i) all or substantially all of Lessee's assets are placed in the hands of a receiver, and such receivership continues for a period of thirty (30) days; or (ii) should Lessee make an assignment for the benefit of creditors; or (iii) should Lessee institute any proceedings under any present or future provisions of the Bankruptcy Code or under a similar law wherein Lessee seeks to be adjudicated as bankrupt, or to be discharged of its debts, or to effect a plan of liquidation, composition or reorganization; or (iv) should any involuntary proceedings be filed against Lessee under such bankruptcy laws and not be dismissed or otherwise removed within ninety (90) days after its filing, then this Lease shall not become an asset in any of such proceedings or assignment. In addition to all other rights and remedies of Lessor provided hereunder or by law, Lessor shall have the right to declare the term of this Lease at an end and to re-enter the Premises, take possession and remove all persons, and Lessee shall have no further claim on the Parcel under this Lease.

                      LESSEE DEFAULTS AND LESSOR'S REMEDIES

     CONDITIONS. All of the provisions of this Lease are conditions. Breach of any one of these conditions by Lessee or any sublessee shall be sufficient grounds for cancellation of this Lease by Lessor, subject to the other provisions of this Article.

     CANCELLATION. If Lessee fails to keep any provision of this Lease, Lessor may cancel this Lease and declare Lessee's interest forfeited. Lessor shall be forever wholly absolved from liability for damages which might result to Lessee or any sublessee on account of this Lease having been canceled or forfeited prior to the expiration of the full term, subject to the other provisions of this Article.

     BREACH. In the event of a breach of this Lease which is not curable or remains uncured after thirty (30) days notice by Lessor of failure to pay rent, taxes or other assessments, and forty-five (45) days from the receipt of the notice to cure any other curable default, to Lessee of the breach, Lessor may, in addition to all other remedies which may be available to Lessor in law or in equity, (i) enter and repossess the Premises or any part thereof, expelling and removing therefrom all persons and property (either holding such property pursuant to Lessor's landlord's lien, or storing it at Lessee's risk and expense, or otherwise disposing thereof), as to which Lessor shall not be liable to Lessee or any sublessee for any claim for damage or loss which may thereby occur, and (ii) either (a) terminate this Lease, holding Lessee liable for damages for its breach or (b) treat the Lease as having been breached anticipatorily and the Premises abandoned by Lessee without thereby altering

Lessee's continuing obligations for the payment of rent and the performance of those Lease provisions to be performed by Lessee during the Lease term.

     LIQUIDATED DAMAGES. If Lessor terminates this Lease for Lessee's breach, Lessee shall be liable to Lessor, as liquidated damages and not as a penalty, an amount, which at the time of such termination, represents the amount equal to the rent due for the two (2) subsequent lease years. The liquidated damages will compensate Lessor for the loss of rent from the parcel due to the default and costs incurred to re-lease the Premises.

     EXPENSES. Lessee shall pay to Lessor upon demand all costs, expenses and fees, including attorneys' fees (or market value of attorney's fees) which Lessor may incur in connection with the exercise of any remedies on account of or in connection with any breach by Lessee, plus interest on all amounts due from Lessee to Lessor at the rate set by the Arizona State Treasurer, according to law.

     REMEDIES NOT EXCLUSIVE. The remedies herein granted to Lessor shall not be exclusive or mutually exclusive and Lessor shall have such other additional remedies against Lessee as may be permitted in law or in equity at any time; provided, however, Lessor shall not be relieved of any obligation imposed by law for mitigation of damages, nor shall Lessor recover any duplicative damages, and Lessee shall be reimbursed by any subsequent Lessee or purchaser of the Premises for any amount by which the value of Lessee's Improvements exceed Lessor's damages, notwithstanding any other provision in this Lease to the contrary. In particular, any exercise of a right of termination by Lessor shall not be construed to end or discharge any right of Lessor to damages on account of Lessee's breach.

     NO WAIVER. No waiver of breach of any provision of this Lease shall be construed as a waiver of succeeding breach of the same or other provisions.

                                  HOLDING OVER

     PROHIBITION. There shall not be any holding over by Lessee or any assignee or sublessee, upon the expiration or cancellation of this Lease without Lessor's prior written consent. If there be any holding over by Lessee or any assignee or sublessee, the holding over shall give rise to a tenancy at the sufferance of Lessor upon the same terms and conditions as are provided for herein with a rent for the holdover period commensurate with, but in no event less than, the previous year's rent. Renewal Application. An application to renew this Lease, properly and timely filed, may give rise to a period of interim occupancy if the term of this Lease expires prior to execution of a new lease or the denial of the application to renew.

     INTERIM OCCUPANCY CONDITIONS.. Should interim occupancy occur, on or before the expiration of this Lease, and annually thereafter, Lessee shall pay rent established by Lessor (subject to A.R.S. 37-215(b)). Unless advised in writing by Lessor to the contrary, all other terms and conditions of this Lease shall remain in full force and effect.

                                  ENCUMBRANCES

     RIGHTS. Lessee, and its successors and assigns, shall have the unrestricted right to mortgage and pledge this Lease, subject, however, to the limitations of this Section. Any such mortgage/deed of trust or pledge shall be subject and subordinate to the rights of Lessor, and nothing in this Lease shall be construed to impose upon Lessor any obligation or liability with respect to the payment of any indebtedness to any holder of a mortgage/deed of trust or pledge of this Lease.

     TERM. The term of any leasehold mortgage or deed of trust shall not be longer than the remaining lease term.

     REGISTRATION. No holder of a mortgage/deed of trust on this Lease shall have the rights or benefits provided by this Article nor shall the provisions of this Article be binding upon Lessor, unless and until the name and address of the holder of the mortgage/deed of trust is registered with Lessor.

     OF RECORD. If Lessee, or Lessee's successors or assigns, shall mortgage this Lease in compliance with provisions of this Article, then so long as any such mortgage/deed of trust of record remains unsatisfied, the following provisions shall apply:

                  (a) Lessor, upon giving Lessee any notice of default, or any other notice under the provisions of or with respect to this Lease, shall also give a copy of such notice to the registered holder of a mortgage/deed of trust on this Lease.

                  (b) Any holder of such mortgage/deed of trust, in case Lessee shall have a monetary default hereunder, shall, within thirty (30) days from the receipt of notice have the right to cure such default, or cause the same to be cured, and Lessor shall accept such performance by or at the instance of such holder as if the same had been made by Lessee, all as provided in A.R.S. ss.37-289 (A)(2).

                  (c) Nothing herein contained shall preclude Lessor, subject to the provisions of this Article, from exercising any rights or remedies under this Lease with respect to any other default by Lessee during the pendency of any foreclosure or trustee's sale proceedings.

                  (d) Any holder of such mortgage/deed of trust, in case Lessee shall have a default other than a default involving failure to pay rent, taxes or other assessments, shall have forty-five (45) days from the receipt of notice to cure any curable default.

                  (e) No failure on the part of Lessor to give the required notice of default to the holder of a mortgage/deed of trust shall be deemed a waiver of Lessor's continuing right to give notice of the default.

                  (f) Upon foreclosure of the mortgage or deed of trust, Lessor shall assign this Lease to the holder of the mortgage or deed or trust if all taxes rent and assessment payments are current. Nothing herein contained shall be deemed to obligate Lessor to deliver physical possession of the demised Premises to the assignee under any assignment entered into pursuant to this paragraph.

                  (g)  No  agreement   between  Lessor  and  Lessee   modifying,
canceling or surrendering this Lease shall be effective without the prior written consent of the registered mortgagees and lienholders.

                  (h) No union of the interest of Lessor and Lessee shall result in a merger of this Lease in the fee interest.

                  (I) If a default is not cured within the applicable time period, Lessor may issue an order canceling the Lease. If a cancellation order is issued, the order shall not become final until any foreclosure action by a mortgagee or other lienholder, registered with Lessor pursuant to this Article, is finally resolved, if the mortgagee or lienholder does both of the following:

                  (1) Within thirty (30) days of the date of issuance of a Notice of Default, files written notice with Lessor of its intent to proceed with a foreclosure action, and;

                  (2) Within one hundred twenty (120) days of the date of issuance of a Notice of Default, has commenced either a foreclosure action in court or a nonjudicial foreclosure of a deed of trust, and has provided Lessor with a certified copy of the complaint or other document that officially commences the foreclosure process, and thereafter prosecutes the foreclosure with reasonable diligence.

     CASUALTY LOSS. A standard Mortgage Clause naming each leasehold mortgagee may be added to any and all insurance policies required to be carried by Lessee hereunder on condition that the insurance proceeds are to be applied in the manner that is not in derogation of Lessor's rights; except that the leasehold mortgage may provide a manner for the disposition of such proceeds, if any, otherwise payable directly to Lessee (but not such proceeds, if any, payable jointly to Lessor and Lessee) pursuant to the provisions of this Lease.

                              ENVIRONMENTAL MATTERS

     DEFINITION OF REGULATED SUBSTANCES AND ENVIRONMENTAL LAWS. For purposes of this Lease, the term "Environmental Laws" shall include but not be limited to any relevant federal, state or local environmental laws, and the regulations, rules and ordinances, relating to environmental matters, and publications promulgated pursuant to the local, state, and federal laws and any rules or regulations relating to environmental matters. For the purpose of this Lease, the term "Regulated Substances" shall include but not be limited to substances defined as "regulated substance," "solid waste," "hazardous waste," "hazardous materials," "hazardous substances," "toxic materials," "toxic substances," "inert materials," "pollutants," "toxic pollutants," "herbicides," "fungicides," "rodenticides," "insecticides," "contaminants," "pesticides," "asbestos," "environmental nuisance," "criminal littering," or "petroleum products" as defined in Environmental Laws.

     COMPLIANCE WITH ENVIRONMENTAL LAWS.. Lessee shall strictly comply with all Environmental Laws, including, without limitation, water quality, air quality; and handling, transportation, storage, treatment, or disposal of any Regulated Substance on, under, or from the Premises. Without limiting the foregoing, compliance includes that Lessee shall: (1) comply with all reporting obligations imposed under Environmental Laws; (2) obtain and maintain all permits required by Environmental Laws, and provide a copy to Lessor within ten (10) business days of receipt of the lease; (3) provide copies of all documentation required by Environmental Laws to Lessor within ten (10) business days of Lessee's submittal and/or receipt of the documentation; (4) during the term of Lease, provide copies of all information it receives or obtains regarding any and all environmental matters relating to the Premises, including but not limited to environmental audits relating to the Premises regardless of the reason for which the information was obtained or whether or not the information was required by Environmental Laws; (5) prevent treatment, storage, disposal, handling or use of any Regulated Substances within the Premises without prior written authorization from Lessor. Designated Compliance Officer.. Lessee at all times shall employ or designate an existing employee (the "Designated Compliance Officer") who is responsible for knowing all Environmental Laws affecting Lessee and Lessee's business and monitoring Lessee's continued compliance with applicable
Environmental Laws. Upon request by Lessor, Lessee shall make the Designated Compliance Officer available to discuss Lessee's compliance, answer any questions, and provide such reports and confirming information as Lessor may reasonably request.

     AUDIT. At any time, Lessor may request Lessee to provide an environmental audit of the Premises performed by an Arizona registered professional engineer or an Arizona registered geologist. Lessee shall pay the entire cost of the audit.

     ENVIRONMENTAL ASSESSMENT. At any time, during the term of the Lease, Lessor may require Lessee to obtain one Phase I environmental assessment of the Premises performed by an Arizona registered professional engineer or an Arizona registered geologist. If based upon the Phase I environmental assessment or its own independent investigation, Lessor identifies any possible violation of Environmental Laws or the terms of this Lease, Lessor may require Lessee to conduct additional environmental assessments as Lessor deems appropriate for the purpose of ensuring that the Premises are in compliance with Environmental Laws. The Phase I assessment, or any other assessment required by Lessor, shall be obtained for the benefit of both Lessee and Lessor. A copy of the Phase I report shall be provided both to Lessee and Lessor. Lessor, in its sole discretion, shall have the right to require Lessee to perform additional assessments of any damage to the Premises arising out of any violations of Environmental Laws. If Lessee fails to obtain any assessments required by Lessor, Lessee shall pay the entire costs of any and all assessments required by Lessor, notwithstanding the expiration or termination of the Lease.

     INDEMNITY FOR ENVIRONMENTAL DAMAGE.. Lessee shall defend, indemnify and hold Lessor harmless from and against any and all liability, obligations, losses, damages, penalties, claims, environmental response and cleanup costs and fines, and actions, suits, costs, taxes, charges, expenses and disbursements, including legal fees and expenses of whatever kind or nature (collectively, "claims" or "damages") imposed on, incurred by, or reserved against Lessor in any way relating to or arising out of any non-compliance with any Environmental Laws, the existence or presence of any Regulated Substance, on, under, or from the Premises, and any claims or damages in any way relating to or arising out of the removal, treatment, storage, disposition, mitigation, cleanup or remedying of any Regulated Substance on, under, or from the Premises by Lessee, its agents, contractors, or subcontractors.

     SCOPE OF INDEMNITY. This indemnity shall include, without limitation, claims or damages arising out of any and all violations of Environmental Laws regardless of any real or alleged fault, negligence, willful misconduct, gross negligence, breach of warranty, or strict liability on the part of any of the indemnitees. This indemnity shall survive the expiration or termination of this Lease and/or transfer of all or any portion of the Premises and shall be governed by the laws of the State of Arizona.

     LESSEE'S PARTICIPATION IN THE DEFENSE. In the event any action or claim is brought or asserted against Lessor which is or may be covered by this indemnity, Lessee shall fully participate, at Lessee's expense, in the defense of the action or claim including but not limited to the following: (1) the conduct of any required cleanup, removal or remedial actions and/or negotiations, (2) the conduct of any proceedings, hearings, and/or litigation, and (3) the negotiation and finalization of any agreement or settlement. Lessor shall retain the right to make all final decisions concerning the defense. Lessee's obligations to participate in the defense under this Section shall survive the expiration or termination of the Lease.

     RESTORATION. Prior to the termination of the Lease, Lessee shall restore the Premises by removing any and all Regulated Substances. In addition, the restoration shall include, but not be limited to, removal of all waste and debris deposited by Lessee. If the Premises or any portions thereof are damaged or destroyed from the existence or presence of any Regulated Substance or if the Premises or any portions thereof are damaged or destroyed in any way relating to or arising out of the removal, treatment, storage, disposition, mitigation, cleanup or remedying of any Regulated Substance, Lessee shall arrange, at its expense, for the repair, removal, remediation, restoration, and reconstruction to the Premises to the original condition existing on the date that Lessee first occupied the Parcel, to the satisfaction of Lessor. In any event, any damage, destruction, or restoration by Lessee shall not relieve Lessee from its obligations and liabilities under this Lease. Lessee's restoration obligations under this Section shall survive the expiration or the termination of the Lease.

                                  MISCELLANEOUS

     RESERVATION. This Lease grants Lessee only those rights expressly granted herein and Lessor retains and reserves all other rights in the Premises.

     BINDING EFFECT. Each provision of this Lease shall extend to, be binding on and inure to the benefit of not only Lessee but each of its respective heirs, administrators, executors, successors and assigns. When reference is made in this Lease to either "Lessor" or "Lessee", the reference shall be deemed to include, wherever applicable, the heirs, administrators, executors, successors and assigns of the parties. This Lease shall be binding upon all subsequent owners of the Premises, and of any interest or estate therein or lien or encumbrance thereon.

     NO PARTNERSHIP. The relationship of the parties is that of Lessor and Lessee, and it is expressly understood and agreed that Lessor does not in any way or for any purpose become a partner of Lessee or a joint venturer with Lessee in the conduct of Lessee's business or otherwise, and that the provisions of any agreement between Lessor and Lessee relating to rent are made solely for the purpose of providing a method by which rental payments are to be measured and ascertained.

     QUITCLAIM UPON TERMINATION.. After the expiration or termination of this Lease, Lessee shall execute, acknowledge and deliver to Lessor within thirty
(30) days after written demand from Lessor to Lessee, any document requested by Lessor quitclaiming any right; title or interest in the Leasehold to Lessor or other document required by any reputable title company to remove the cloud of this Lease from the Premises.

     TITLE. The titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of the Lease. Fraud or Misrepresentation.. If during the term of this Lease it appears that there has been fraud or collusion on the part of Lessee to obtain or hold this Lease at a rent less than its value, or through Lessee's fraud or collusion a former Lessee of the Premises has been allowed to escape payment of the rent due for former Lessee's use of the Premises, Lessor may cancel this Lease and the Parcel shall immediately revert to Lessor. If during the term of this Lease it appears that Lessee has misrepresented, by implication, willful concealment or otherwise, (i) the value of the Improvements placed on the Parcel by a former Lessee or any other person; or (ii) Lessee not being the owner of the Improvements placed on the Parcel by a former Lessee or any other person at the commencement of the Lease term, Lessor may cancel this Lease and the Parcel shall immediately revert to Lessor.

     NOTICES. Any notice to be given or other document to be delivered to Lessee or Lessor hereunder shall be in writing and delivered to Lessee or Lessor by depositing same in the United States Mail, with prepaid postage thereon fully prepaid and addressed as follows:

         TO Lessor:                         Arizona State Land Department
                                            1616 West Adams Street - First Floor
                                            Phoenix, Arizona 85007

         TO Lessee:                         Address of Record

Lessee must notify Lessor by written notice of any change in address within thirty (30) days. Lessor may, by written notice to Lessee, designate a different address.

     LESSOR'S TITLE. If it is determined that Lessor has failed to receive title to any of the Parcel, the Lease is null and void insofar as it relates to that portion of the Parcel to which Lessor has failed to receive title. Lessor shall not be liable to Lessee or any assignee or sublessee for any damages that result from Lessor's failure to receive title.

     LESSOR'S LIEN. Lessee grants to Lessor a lien superior to all others in Lessee's interest in Improvements and valuable materials located on the Parcel. Lessor has the right to recover any rent arrearage and outstanding liabilities of Lessee from Lessee's interest in the Improvements or valuable materials.

     NO PROMISE TO SELL. Lessee acknowledges that it has not been induced to enter into this Lease by any promise from Lessor or any of its agents, servants or employees that the Parcel will be offered for sale at any time.

     CANCELLATION. Lessor may cancel this Lease, without penalty or further obligation if, within three (3) years of execution, any person significantly involved in initiating, negotiating, securing, drafting or creating the Lease on behalf of Lessor or any of its departments or agencies is, at any time while the Lease or any extension of the Lease is in effect, an employee of any other party to the Lease in any capacity, or a consultant to any other party of the Lease with respect to the subject matter of the Lease. The cancellation shall be

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effective when written notice from the Governor is received by all other parties to the Lease unless the notice specifies a later time.

     APPLICABLE LAW. This Lease is subject to all current and subsequently enacted rules, regulations and laws applicable to State lands and to the rights and obligations of Lessors and Lessees. No provision of this Lease shall create any vested right in Lessee except as otherwise specifically provided in this Lease.

     AMENDMENT. This Lease may be amended only in writing and upon agreement by all parties.

     ATTORNEYS' FEES. In any action arising out of this Lease, the prevailing party is entitled to recover reasonable attorneys' fees and costs in addition to the amount of any judgment, costs and other expenses as determined by the court. In the case of Lessor, reasonable attorney's fees shall be calculated at the reasonable market value for such services when rendered by private counsel, notwithstanding that it is represented by the Arizona Attorney General's Office or other salaried counsel.

     EXECUTION. This document is submitted for examination and shall have no binding effect on the parties unless and until executed by Lessor (after execution by Lessee), and a fully executed copy is delivered to Lessee. Upon the execution hereof, at the request of Lessee, the parties also shall execute, so that Lessee may cause it to be recorded, a short form of this Lease.

     ARBITRATION. In the event of a dispute between the parties to this Lease, it is agreed to use arbitration to resolve the dispute but only to the extent required by A.R.S.ss.12-1518; and in no event shall arbitration be employed to resolve a dispute which is otherwise subject to administrative review by the Department. SURVEY. At the request of Lessor, Lessee shall submit a current survey prepared by an Arizona registered land surveyor of the Parcel. The survey shall be prepared to Lessors satisfaction and the cost of the survey shall be borne by Lessee.

     MUTUAL CANCELLATION. This Lease may be terminated as to all or part of the parcel prior to the expiration date upon written agreement signed by both Lessor and Lessee. The agreement shall specify the terms and conditions of such a cancellation.

IN WITNESS HEREOF, the parties hereto have signed this Lease effective the day and year set forth below.

                                        ----------------------------------------
                                        LESSEE                              DATE

STATE OF ARIZONA, LESSOR
Arizona State Land Commissioner         ----------------------------------------
                                        LESSEE                              DATE


                                        ----------------------------------------
                                        LESSEE                              DATE

By:
   --------------------------------     ----------------------------------------
                               DATE     ADDRESS

                                        ----------------------------------------
               (Seal)                   CITY                       STATE     ZIP

STATE OF ARIZONA LAND DEPARTMENT                   RUN DATE:         17-mar-1998
1616 W. ADAMS                                      RUN TIME:         16:13:44
PHOENIX, AZ  85007

KE LEASE NUMBER:           003-000821-00-000
AMENDMENT NUMBER: 1

LAND #                          LEGAL DESCRIPTION            C.C.      ACREAGE
---------------------------------------
-------------------------------------------------            -------------------
17.0-S-21.0-E-02-02-030-1003    M&B IN LOT 4 AND SWNW        0.0        16.820

---------------------------------------
-------------------------------------------------            -------------------
                                                    TOTALS:  0.0        16.820